UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06629

Western Asset Managed Municipals Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	May 31

Date of reporting period:	November 30, 2012

ITEM 1.                                                  REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

November 30, 2012

Semi-Annual Report

Western Asset Managed Municipals Fund Inc.

(MMU)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Managed Municipals Fund Inc.

Fund objective

The Fund seeks to maximize current income exempt from federal income tax* as is consistent with preservation of principal.

*  Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	14

Statement of operations	15

Statements of changes in net assets	16

Financial highlights	17

Notes to financial statements	18

Board approval of management and subadvisory agreements	27

Additional shareholder information	34

Dividend reinvestment plan	35

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Managed Municipals Fund Inc. for the six-month reporting period ended November 30, 2012. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Recent regulations adopted by the Commodity Futures Trading Commission (the “CFTC”) require operators of registered investment companies, including closed-end funds, to register as “commodity pool operators” unless the fund limits its investments in commodity interests. Effective December 31, 2012, your Fund’s manager has claimed the exclusion from the definition of “commodity pool operator.” More information about the CFTC rules and their effect on the Fund is included later in this report on page 26.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 28, 2012

Western Asset Managed Municipals Fund Inc.	III

Investment commentary

Economic review

While the U.S. economy continued to grow over the six months ended November 30, 2012, it did so at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.0% in the first quarter of 2012. The economy slowed in the second quarter, as GDP growth was a tepid 1.3%, before accelerating to 3.1% in the third quarter. The increase was partially due to increased private inventory and investment, higher federal government spending and a deceleration in imports.

The U.S. job market remained weak. While there was some improvement during the reporting period, unemployment continued to be elevated. Looking back, unemployment, as reported by the U.S. Department of Labor, was 8.1% in April 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then moved higher to 8.2% in May and 8.3% in July, before falling to 7.8% in September and ending the reporting period at 7.7% in November. However, the number of longer-term unemployed remained high, as roughly 40% of the 12 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales have started to improve of late and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 5.9% on a seasonally adjusted basis in November 2012 versus the previous month and they were 14.5% higher than in November 2011. In addition, the NAR reported that the median existing-home price for all housing types was $180,600 in November 2012, up 10.1% from November 2011. This marked the ninth consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 3.8% in November, which represents a 4.8 month supply at the current sales pace. This represents the lowest inventory since September 2005.

The manufacturing sector appeared to overcome a soft patch that occurred in the summer of 2012 as it improved toward the end of the reporting period, only to experience another setback in November 2012. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. However, the PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009.

IV	Western Asset Managed Municipals Fund Inc.

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In June 2012, the Fed announced that it would extend its program of purchasing longer-term Treasury securities and selling an equal amount of shorter-term Treasury securities (often referred to as “Operation Twist”) until the end of 2012. In September, the Fed announced a third round of quantitative easing, which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed said that Operation Twist would continue and that it will keep the federal funds rateiv in a historically low range between zero and 0.25% until at least mid-2015. Finally, at its meeting in December, after the reporting period ended, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “...as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.”

Q. Did Treasury yields trend higher or lower during the six months ended November 30, 2012?

A. Overall, short-term Treasury yields edged lower, while long-term Treasury yields rose during the reporting period. When the period began, two- and ten-year Treasury yields were 0.27% and 1.59%, respectively. Two-year Treasury yields rose as high as 0.33% in late June and hit a trough of 0.22% on several occasions during the period. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%. Ten-year Treasuries peaked at 1.88% in mid-September due to some positive developments in Europe and the introduction of additional central bank quantitative easing programs in the U.S. and abroad. When the reporting period ended on November 30, 2012, two-year Treasury yields were 0.25% and ten-year Treasury yields were 1.62%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period given a number of macro issues, including periodic fears of contagion from the European sovereign debt crisis and mixed economic data in the U.S. However, overall the spread sectors performed well given generally solid demand from investors looking to generate incremental yield in the low interest rate environment.

Q. How did the municipal bond market perform versus the taxable bond market over the reporting period?

A. The municipal bond market outperformed its taxable bond counterpart during the six months ended November 30, 2012. Over that period, the Barclays Municipal Bond Indexv and the Barclays U.S. Aggregate Indexvi returned 4.18% and 1.99%,

Western Asset Managed Municipals Fund Inc.	V

respectively. The municipal bond market was supported by generally solid demand, a sharp decline in new issuance, improving tax revenues and low default rates. Additionally, investor sentiment improved as a number of states made progress toward shoring up their financial situation by raising taxes and cutting expenses.

Performance review

For the six months ended November 30, 2012, Western Asset Managed Municipals Fund Inc. returned 8.45% based on its net asset value (“NAV”)vii and 14.64% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Municipal Bond Index, returned 4.18% for the same period. The Lipper General & Insured Municipal Debt (Leveraged) Closed-End Funds Category Averageviii returned 8.77% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

During this six-month period, the Fund made distributions to common stock shareholders totaling $0.39 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of November 30, 2012. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2012 (unaudited)

Price Per Share	6-Month Total Return*
$14.75 (NAV)	8.45%†
$15.46 (Market Price)	14.64%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*	Total returns are based on changes in NAV or market price, respectively.

†

Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Prior to January 1, 2012, total return assumed the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

‡	Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “MMU” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMMUX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

VI	Western Asset Managed Municipals Fund Inc.

Investment commentary (cont’d)

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 28, 2012

RISKS: The Fund’s investments are subject to a number of risks such as liquidity risk, interest rate risk, credit risk, leveraging risk and management risk. As interest rates rise, the price of fixed-income investments declines. Lower rated, higher-yielding bonds are subject to greater credit risk than higher-rated investment grade securities. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses and could have a potentially large impact on Fund performance. Leverage may result in greater volatility of NAV and market price of common shares and may increase a shareholder’s risk of loss.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.
vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 75 funds in the Fund’s Lipper category.

Western Asset Managed Municipals Fund Inc. 2012 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†  The bar graph above represents the composition of the Fund’s investments as of November 30, 2012 and May 31, 2012 and does not include derivatives such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset Managed Municipals Fund Inc. 2012 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — November 30, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s portfolio and the exposure relative to the selected benchmark as of the end of the reporting period.

Benchmark	— Barclays Municipal Bond Index
MMU	— Western Asset Managed Municipals Fund Inc.

Western Asset Managed Municipals Fund Inc. 2012 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — November 30, 2012

Total Effective Duration

MMU	— 7.38 years
Benchmark	— 6.06 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays Municipal Bond Index
MMU	— Western Asset Managed Municipals Fund Inc.

4	Western Asset Managed Municipals Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited)

November 30, 2012

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 130.8%
Arizona — 6.6%
Greater Arizona Development Authority, Development Authority Infrastructure Revenue, Pinal County Road Project, NATL	5.000%	8/1/19	$3,705,000	$4,158,899
Phoenix, AZ, Civic Improvement Corp. Airport Revenue	5.000%	7/1/40	5,000,000	5,629,500
Phoenix, AZ, Civic Improvement Corp. Airport Revenue, Senior Lien, FGIC	5.250%	7/1/22	3,000,000	3,006,300	(a)
Salt Verde, AZ, Financial Corp. Gas Revenue	5.000%	12/1/32	15,000,000	18,046,350
Salt Verde, AZ, Financial Corp. Gas Revenue	5.000%	12/1/37	7,040,000	8,510,938
Salt Verde, AZ, Financial Corp. Senior Gas Revenue	5.250%	12/1/28	2,000,000	2,436,800
Total Arizona				41,788,787
California — 18.3%
Bay Area Toll Authority, CA, Toll Bridge Revenue, San Francisco Bay Area	5.125%	4/1/39	21,700,000	25,024,874
California Health Facilities Financing Authority Revenue, Stanford Hospital & Clinics	5.150%	11/15/40	2,000,000	2,308,020
California Housing Finance Agency Revenue, Home Mortgage	4.700%	8/1/24	3,100,000	3,064,226	(a)
California Statewide CDA Revenue, Methodist Hospital Project, FHA	6.625%	8/1/29	5,885,000	7,547,689
Garden Grove, CA, Agency for Community Development, Tax Allocation, Refunding, AMBAC	5.000%	10/1/29	7,375,000	7,378,024
Imperial Irrigation District, CA, Electric Revenue	5.500%	11/1/41	2,750,000	3,234,825
Los Angeles County, CA, Public Works Financing Authority, Lease Revenue:
Multiple Capital Projects II	5.000%	8/1/32	3,000,000	3,472,380
Multiple Capital Projects II	5.000%	8/1/37	2,750,000	3,160,740
Los Angeles, CA, Convention & Exhibition Center Authority, Lease Revenue	5.125%	8/15/22	7,250,000	8,316,185
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport	5.000%	5/15/40	7,215,000	8,327,264
M-S-R Energy Authority, CA	7.000%	11/1/34	3,000,000	4,378,350
M-S-R Energy Authority, CA, Gas Revenue	6.500%	11/1/39	9,000,000	12,877,200
Modesto, CA, Irrigation District, COP, Capital Improvements	6.000%	10/1/39	6,500,000	7,355,075
Rancho Cucamonga, CA, RDA, Tax Allocation, Rancho Redevelopment Projects, NATL	5.125%	9/1/30	3,340,000	3,340,935
Sacramento County, CA, COP, Unrefunded Balance, Public Facilities Project, NATL	5.375%	2/1/19	1,145,000	1,148,996
San Bernardino County, CA, COP, Arrowhead Project	5.125%	8/1/24	5,185,000	5,681,153
San Mateo County Community College District, COP, NATL	5.000%	10/1/25	3,000,000	3,256,020	(b)

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2012 Semi-Annual Report	5

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Shafter Wasco Irrigation District Revenue, CA, COP	5.000%	11/1/40	$5,000,000	$5,539,400
Total California				115,411,356
Colorado — 11.8%
Colorado Health Facilities Authority Revenue:
Catholic Health Initiatives	5.000%	9/1/41	4,000,000	4,285,160
Sisters Leavenworth	5.000%	1/1/35	6,000,000	6,690,600
Denver, CO, City & County Airport Revenue	6.125%	11/15/25	10,945,000	15,422,709	(a)(c)
Denver, CO, City & County Airport Revenue, Unrefunded Balance	6.125%	11/15/25	13,630,000	13,669,527	(a)
El Paso County, CO, COP, Detention Facility Project, AMBAC	5.000%	12/1/23	1,700,000	1,700,000	(b)
Garfield County, CO, GO:
School District No. 2, AGM, State Aid Withholding	5.000%	12/1/23	2,300,000	2,300,000	(b)
School District No. 2, AGM, State Aid Withholding	5.000%	12/1/25	1,000,000	1,000,000	(b)
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.500%	11/15/38	20,000,000	28,901,200
Total Colorado				73,969,196
District of Columbia — 2.5%
District of Columbia, Hospital Revenue, Children’s Hospital Obligation, AGM	5.450%	7/15/35	14,335,000	15,981,661
Florida — 10.3%
Jacksonville, FL, Electric Authority, Electric System Revenue	5.000%	10/1/28	3,305,000	3,394,433
Martin County, FL, IDA Revenue, Indiantown Cogeneration Project	7.875%	12/15/25	6,500,000	6,532,955	(a)
Miami-Dade County, FL, Aviation Revenue	5.500%	10/1/41	10,000,000	11,301,000
Miami-Dade County, FL, Aviation Revenue, Miami International Airport	5.375%	10/1/35	10,705,000	12,579,660
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/40	10,000,000	11,144,800
Orange County, FL, Health Facilities Authority Revenue, Hospital-Orlando Regional Healthcare	5.000%	11/1/35	4,545,000	5,012,771
Orange County, FL, School Board, COP, AGC	5.500%	8/1/34	8,000,000	9,371,840	(d)
Orlando, FL, State Sales Tax Payments Revenue	5.000%	8/1/32	5,000,000	5,600,950
Total Florida				64,938,409
Georgia — 4.5%
Atlanta, GA, Water & Wastewater Revenue	6.250%	11/1/39	13,000,000	16,346,200
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.125%	7/1/40	6,220,000	7,294,505
Main Street Natural Gas Inc., GA, Gas Project Revenue	5.000%	3/15/22	4,000,000	4,464,920
Total Georgia				28,105,625

See Notes to Financial Statements.

6	Western Asset Managed Municipals Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2012

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Hawaii — 1.3%
Hawaii State Airports System Revenue	5.000%	7/1/39	$7,000,000	$8,054,410
Illinois — 7.2%
Chicago, IL, O’Hare International Airport Revenue	5.625%	1/1/35	6,415,000	7,778,059
Chicago, IL, O’Hare International Airport Revenue	5.750%	1/1/39	6,000,000	7,261,140
Illinois Finance Authority Revenue:
Advocate Health Care & Hospitals Corp. Network	6.250%	11/1/28	2,445,000	3,045,712
Depaul University	6.125%	10/1/40	5,000,000	5,952,150
Memorial Health System	5.500%	4/1/39	7,000,000	7,804,300
Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax Revenue, McCormick Project	5.250%	6/15/50	12,000,000	13,608,240
Total Illinois				45,449,601
Indiana — 2.7%
Indiana Finance Authority, Wastewater Utility Revenue, CWA Authority	5.000%	10/1/41	5,000,000	5,707,450
Indianapolis, IN, Thermal Energy System	5.000%	10/1/25	5,000,000	5,667,400	(e)
Richmond, IN, Hospital Authority Revenue, Reid Hospital & Health Care Services Inc. Project	6.625%	1/1/39	5,000,000	5,901,850
Total Indiana				17,276,700
Kentucky — 1.8%
Louisville & Jefferson County, KY, Metropolitan Government Health System Revenue, Norton Healthcare Inc.	5.250%	10/1/36	11,000,000	11,646,140
Louisiana — 0.9%
St. Charles Parish, LA, Gulf Zone Opportunity Zone Revenue, Valero Refining-New Orleans LLC	4.000%	6/1/22	5,000,000	5,554,150	(f)
Maryland — 1.2%
Baltimore, MD, Project Revenue:
Refunding, Wastewater Projects, FGIC	5.125%	7/1/32	2,500,000	2,506,500
Refunding, Wastewater Projects, FGIC	5.200%	7/1/32	2,000,000	2,005,300
Maryland State Health & Higher EFA Revenue, Johns Hopkins Hospital Issue	5.000%	11/15/26	3,075,000	3,211,807	(b)
Total Maryland				7,723,607
Massachusetts — 4.9%
Massachusetts State DFA Revenue:
Boston University	5.000%	10/1/29	3,000,000	3,419,160
Boston University, AMBAC	5.000%	10/1/39	3,500,000	3,771,635
Broad Institute Inc.	5.250%	4/1/37	8,000,000	9,170,640
Massachusetts State HEFA Revenue, Suffolk University	5.750%	7/1/39	8,000,000	9,184,960
Massachusetts State Housing Finance Agency Revenue	7.000%	12/1/38	4,575,000	5,144,084
Total Massachusetts				30,690,479

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2012 Semi-Annual Report	7

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Michigan — 2.4%
Lansing, MI, Board of Water & Light Utility System Revenue	5.000%	7/1/37	$7,000,000	$8,172,080
Michigan State Hospital Finance Authority Revenue, Refunding, Trinity Health Credit	5.375%	12/1/23	1,500,000	1,500,000	(b)
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	8.250%	9/1/39	4,000,000	5,212,320
Total Michigan				14,884,400
Minnesota — 0.2%
Dakota County, MN, CDA, MFH Revenue, Southfork Apartments, LIQ-FNMA	5.625%	2/1/26	1,500,000	1,500,945
Missouri — 2.2%
Kansa City, MO, Water Revenue	5.250%	12/1/32	1,000,000	1,166,600
Missouri State HEFA Revenue, Children’s Mercy Hospital	5.625%	5/15/39	6,000,000	6,774,060
Platte County, MO, IDA Revenue, Refunding & Improvement Zona Rosa Retail Project	5.000%	12/1/32	5,000,000	5,607,800
Total Missouri				13,548,460
Montana — 1.3%
Montana State Board of Investment, Resource Recovery Revenue, Yellowstone Energy LP Project	7.000%	12/31/19	8,050,000	8,060,465	(a)
Nebraska — 0.5%
Nebraska Public Power Generation Agency Revenue, Whelan Energy Center Unit 2-A, AMBAC	5.000%	1/1/25	3,000,000	3,324,210
Nevada — 2.2%
Reno, NV, Hospital Revenue, Washoe Medical Centre, AGM	5.500%	6/1/33	12,750,000	13,973,363
New Jersey — 6.8%
New Jersey State EDA Revenue	5.000%	6/15/26	2,500,000	2,902,675
New Jersey State EDA Revenue:
Continental Airlines Inc. Project	4.875%	9/15/19	3,000,000	3,094,950	(a)
Continental Airlines Inc. Project	5.125%	9/15/23	2,000,000	2,079,680	(a)
Continental Airlines Inc. Project	5.250%	9/15/29	3,000,000	3,122,340	(a)
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.625%	6/1/30	12,320,000	14,019,421
New Jersey State Higher Education Assistance Authority, Student Loan Revenue, AGC	6.125%	6/1/30	10,000,000	11,242,100	(a)
New Jersey State Housing & Mortgage Finance Agency Revenue	6.375%	10/1/28	4,955,000	5,289,611
South Jersey Port Corp., New Jersey Revenue, Refunding	5.000%	1/1/26	1,350,000	1,354,671	(b)
Total New Jersey				43,105,448

See Notes to Financial Statements.

8	Western Asset Managed Municipals Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2012

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
New Mexico — 1.0%
New Mexico State Hospital Equipment Loan Council, Hospital Revenue, Presbyterian Healthcare Services	6.125%	8/1/28	$5,000,000	$6,076,700
New York — 12.2%
Liberty, NY, Development Corporation Revenue:
Goldman Sachs Headquarters	5.250%	10/1/35	9,000,000	11,216,700
Goldman Sachs Headquarters	5.500%	10/1/37	8,985,000	11,648,154
Long Island Power Authority, NY, Electric System Revenue	6.000%	5/1/33	24,570,000	30,601,198
MTA, NY, Revenue	5.250%	11/15/40	5,000,000	5,789,900
New York City, NY, TFA, Building Aid Revenue	5.000%	1/15/32	4,000,000	4,624,680
New York Liberty Development Corp., Liberty Revenue:
4 World Trade Center LLC Project	5.750%	11/15/51	5,000,000	6,137,650
Second Priority, Bank of America Tower	5.125%	1/15/44	1,000,000	1,128,990
New York State Dormitory Authority Revenue, Willow Towers Inc. Project, GNMA-Collateralized	5.250%	2/1/22	880,000	891,986
Port Authority of New York & New Jersey	5.000%	1/15/41	3,820,000	4,437,923
Total New York				76,477,181
North Carolina — 0.6%
Harnett County, NC, GO, Refunded Custody Receipts, AMBAC	5.250%	6/1/24	1,615,000	1,734,930
North Carolina Capital Facilities Finance Agency, Educational Facilities Revenue:
Elizabeth City State University Housing Foundation LLC Project, AMBAC	5.000%	6/1/23	1,000,000	1,004,400
Elizabeth City State University Housing Foundation LLC Project, AMBAC	5.000%	6/1/33	1,250,000	1,252,375
Total North Carolina				3,991,705
North Dakota — 0.1%
North Dakota State Housing Finance Agency Revenue, Housing Finance Program, Home Mortgage Finance	5.625%	1/1/39	605,000	620,730
Ohio — 1.1%
Hamilton County, OH, Hospital Facilities Revenue, Cincinnati Children’s Hospital, FGIC	5.250%	5/15/23	2,000,000	2,075,200
Ohio State Water Development Authority, Environmental Improvement Revenue, U.S. Steel Corp. Project	6.600%	5/1/29	3,000,000	3,273,840
Summit County, OH, GO:
FGIC	5.000%	12/1/21	1,000,000	1,013,020
FGIC	5.000%	12/1/22	500,000	506,455
Total Ohio				6,868,515

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2012 Semi-Annual Report	9

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Oregon — 0.4%
Oregon State Housing & Community Services Department, Mortgage Revenue, Single-Family Mortgage Program	5.050%	7/1/26	$1,330,000	$1,380,939	(a)
Umatilla County, OR, Hospital Facility Authority Revenue:
Catholic Health Initiatives	5.000%	5/1/32	535,000	557,582
Catholic Health Initiatives	5.000%	5/1/32	465,000	495,560	(b)
Total Oregon				2,434,081
Pennsylvania — 2.3%
Pennsylvania State Public School Building Authority Lease Revenue, Philadelphia School District Project, AGM	5.000%	6/1/33	7,255,000	7,751,605
Pennsylvania State Turnpike Commission Revenue	5.250%	12/1/41	6,000,000	6,868,500
Total Pennsylvania				14,620,105
Puerto Rico — 7.7%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue	5.000%	7/1/33	7,000,000	7,074,060
Puerto Rico Electric Power Authority Revenue	5.500%	7/1/38	5,000,000	5,211,300
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.750%	8/1/37	6,000,000	6,693,180
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/41	5,550,000	5,980,569
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/42	7,500,000	8,111,250
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/42	4,000,000	4,535,600
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/43	10,000,000	10,597,300
Total Puerto Rico				48,203,259
Rhode Island — 0.9%
Rhode Island State Health & Educational Building Corp., Revenue, Hospital Financing	7.000%	5/15/39	5,000,000	5,891,200
South Carolina — 0.5%
South Carolina State Ports Authority Revenue	5.250%	7/1/40	2,500,000	2,863,850
Tennessee — 0.1%
Hardeman County, TN, Correctional Facilities Corp., Correctional Facilities Revenue	7.750%	8/1/17	605,000	606,331
Texas — 13.4%
Dallas-Fort Worth, TX, International Airport Facilities Improvement Corp. Revenue, American Airlines Inc., Guarantee Agreement	6.375%	5/1/35	5,000,000	2,875,000	(a)(g)
Dallas-Fort Worth, TX, International Airport Revenue:
Joint Improvement	5.000%	11/1/38	8,000,000	8,898,160	(a)
Joint Improvement	5.000%	11/1/45	10,000,000	11,375,400

See Notes to Financial Statements.

10	Western Asset Managed Municipals Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2012

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Harris County, TX, Health Facilities Development Corp., School Health Care System Revenue	5.750%	7/1/27	$1,000,000	$1,380,780	(c)
Love Field Airport Modernization Corp., TX, Special Facilities Revenue, Southwest Airlines Co. Project	5.250%	11/1/40	15,000,000	16,397,700
North Texas Tollway Authority Revenue	5.750%	1/1/33	5,000,000	5,644,900
North Texas Tollway Authority Revenue	5.750%	1/1/40	15,000,000	17,216,100
Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	5.625%	12/15/17	1,765,000	1,995,544
Texas Private Activity Bond Surface Transportation Corp. Revenue, LBJ Infrastructure Group LLC	7.000%	6/30/40	7,000,000	8,796,830
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/27	8,550,000	9,626,702	(h)
Total Texas				84,207,116
Virginia — 0.9%
Virginia State Small Business Financing Authority Revenue:
Elizabeth River Crossings OpCo LLC Project	5.250%	1/1/32	3,000,000	3,369,300	(a)
Elizabeth River Crossings OpCo LLC Project	5.500%	1/1/42	2,000,000	2,252,406	(a)
Total Virginia				5,621,706
Total Investments before Short-Term Investments (Cost — $701,442,611)				823,469,891
Short-Term Investments — 8.7%
California — 0.7%
Eastern Municipal Water District, Water & Sewer Revenue, COP, SPA-Wells Fargo Bank N.A.	0.140%	7/1/35	2,400,000	2,400,000	(i)(j)
Metropolitan Water District of Southern California, SPA-Banco Bilbao Vizcaya	0.500%	7/1/35	2,000,000	2,000,000	(i)(j)
Total California				4,400,000
Florida — 0.1%
Halifax, FL, Hospital Medical Center, LOC-JPMorgan Chase	0.180%	6/1/48	500,000	500,000	(i)(j)
Pinellas County, FL, Health Facilities Authority Revenue, Hospital Facilities Bayfront Projects, LOC-SunTrust Bank	0.220%	7/1/34	390,000	390,000	(i)(j)
Total Florida				890,000
Indiana — 0.4%
Indiana Health Facilities Financing Authority, Hospital Revenue, Community Hospitals Project of Indiana Inc., LOC-Bank of America N.A.	0.180%	7/1/28	2,400,000	2,400,000	(i)(j)

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2012 Semi-Annual Report	11

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Indiana — continued
St. Joseph County, IN, Educational Facilities Revenue, University of Notre Dame Du Lac, LIQ-Northern Trust Co.	0.130%	3/1/40	$100,000	$100,000	(i)(j)
Total Indiana				2,500,000
New York — 0.2%
Long Island Power Authority, NY, Electric System Revenue, AGM, SPA-Dexia Credit Local	0.180%	12/1/29	450,000	450,000	(i)(j)
New York City, NY, GO, SPA-Dexia Credit Local	0.220%	8/1/28	300,000	300,000	(i)(j)
New York City, NY, Municipal Water Finance Authority, SPA-Dexia Credit Local	0.220%	6/15/32	200,000	200,000	(i)(j)
New York City, NY, Trust for Cultural Resources Revenue, American Museum of Natural History, SPA-JPMorgan Chase	0.200%	4/1/27	400,000	400,000	(i)(j)
Total New York				1,350,000
North Carolina — 6.9%
Charlotte-Mecklenburg Hospital Authority, NC, Health Care System Revenue:
AGM, SPA-Dexia Credit Local	0.230%	1/15/42	3,400,000	3,400,000	(i)(j)
AGM, SPA-Dexia Credit Local	0.230%	1/15/43	13,000,000	13,000,000	(i)(j)
AGM, SPA-Dexia Credit Local	0.230%	1/15/44	17,700,000	17,700,000	(i)(j)
Raleigh, NC, Combined Enterprise System Revenue:
SPA-Wells Fargo Bank N.A.	0.150%	3/1/35	5,000,000	5,000,000	(i)(j)
SPA-Wells Fargo Bank N.A.	0.150%	3/1/35	4,135,000	4,135,000	(i)(j)
Total North Carolina				43,235,000
Ohio — 0.0%
Ohio State Housing Finance Agency, Residential Mortgage Revenue, Mortgage-Backed Securities, SPA-Wells Fargo Bank N.A.	0.210%	9/1/36	200,000	200,000	(a)(i)(j)
Pennsylvania — 0.2%
Pennsylvania State Turnpike Commission, Registration Fee Revenue, Refunding, AGM, SPA-JPMorgan Chase	0.230%	7/15/41	1,000,000	1,000,000	(i)(j)
Tennessee — 0.2%
Clarksville, TN, Public Building Authority Revenue, Pooled Financing, Tennessee Municipal Bond Fund, LOC-Bank of America N.A.	0.210%	11/1/35	1,190,000	1,190,000	(i)(j)
Total Short-Term Investments (Cost — $54,765,000)				54,765,000
Total Investments — 139.5% (Cost — $756,207,611#)				878,234,891
Auction Rate Cumulative Preferred Stock, at Liquidation Value — (39.7)%				(250,000,000)
Other Assets in Excess of Liabilities — 0.2%				1,165,750
Total Net Assets — 100.0%				$629,400,641

See Notes to Financial Statements.

12	Western Asset Managed Municipals Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2012

Western Asset Managed Municipals Fund Inc.

(a)         Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)        Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)     Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)        All or a portion of this security is held at the broker as collateral for open futures contracts.

(e)         Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)          Maturity date shown represents the mandatory tender date.

(g)         The coupon payment on these securities is currently in default as of November 30, 2012.

(h)        Security is purchased on a when-issued basis.

(i)          Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(j)          Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#            Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AGC	— Assured Guaranty Corporation — Insured Bonds
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
CDA	— Communities Development Authority
COP	— Certificates of Participation
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
FHA	— Federal Housing Administration
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MFH	— Multi-Family Housing
MTA	— Metropolitan Transportation Authority
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
RDA	— Redevelopment Agency
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TFA	— Transitional Finance Authority

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2012 Semi-Annual Report	13

Western Asset Managed Municipals Fund Inc.

Summary of Investments by Industry†

Transportation	22.3%
Industrial Revenue	16.1
Health Care	13.4
Power	9.5
Special Tax Obligation	8.1
Education	7.5
Leasing	4.5
Water & Sewer	4.0
Pre-Refunded/Escrowed to Maturity	3.6
Other	2.5
Housing	1.9
Local General Obligation	0.4
Short-Term Investments	6.2
100.0%

†  As a percentage of total investments. Please note that Fund holdings are as of November 30, 2012 and are subject to change.

Ratings Table* (unaudited)

Standard & Poor’s/Moody’s/Fitch**

AAA/Aaa	1.6%
AA/Aa	28.7
A	50.8
BBB/Baa	8.6
BB/Ba	1.1
B	1.0
A-1/VMIG 1	6.2
NR	2.0
100.0%

*	As a percentage of total investments.
**

The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See Notes to Financial Statements.

14	Western Asset Managed Municipals Fund Inc. 2012 Semi-Annual Report

Statement of assets and liabilities (unaudited)

November 30, 2012

Assets:
Investments, at value (Cost — $756,207,611)	$878,234,891
Cash	72,943
Interest receivable	10,687,171
Receivable for securities sold	235,000
Prepaid expenses	70,482
Total Assets	889,300,487

Liabilities:
Payable for securities purchased	9,376,529
Investment management fee payable	393,773
Payable to broker — variation margin on open futures contracts	50,250
Distributions payable to Auction Rate Cumulative Preferred Stockholders	6,944
Accrued expenses	72,350
Total Liabilities	9,899,846
Series M, T, W, Th and F Auction Rate Cumulative Preferred Stock (2,000 shares for each series authorized and issued at $25,000 for each share) (Note 5)	250,000,000
Total Net Assets	$629,400,641

Net Assets:
Par value ($0.001 par value, 42,678,656 common shares issued and outstanding; 500,000,000 common shares authorized)	$ 42,679
Paid-in capital in excess of par value	517,729,951
Undistributed net investment income	17,399,483
Accumulated net realized loss on investments and futures contracts	(27,404,350)
Net unrealized appreciation on investments and futures contracts	121,632,878
Total Net Assets	$629,400,641

Shares Outstanding	42,678,656

Net Asset Value	$14.75

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2012 Semi-Annual Report	15

Statement of operations (unaudited)

For the Six Months Ended November 30, 2012

Investment Income:
Interest	$ 19,751,470

Expenses:
Investment management fee (Note 2)	2,356,905
Auction participation fees (Note 5)	62,743
Directors’ fees	45,429
Transfer agent fees	35,164
Audit and tax	33,050
Legal fees	29,840
Fund accounting fees	29,537
Auction agent fees	25,767
Shareholder reports	18,319
Stock exchange listing fees	16,821
Rating agency fees	8,844
Insurance	6,505
Custody fees	4,991
Miscellaneous expenses	5,654
Total Expenses	2,679,569
Net Investment Income	17,071,901

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	689,898
Futures contracts	(2,235,825)
Net Realized Loss	(1,545,927)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	32,049,880
Futures contracts	2,164,679
Change in Net Unrealized Appreciation (Depreciation)	34,214,559
Net Gain on Investments and Futures Contracts	32,668,632
Distributions Paid to Auction Rate Cumulative Preferred Stockholders from Net Investment Income (Note 1)	(339,852)
Increase in Net Assets from Operations	$ 49,400,681

See Notes to Financial Statements.

16	Western Asset Managed Municipals Fund Inc. 2012 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended November 30, 2012 (unaudited) and the Year Ended May 31, 2012	November 30	May 31

Operations:
Net investment income	$ 17,071,901	$ 35,987,556
Net realized gain (loss)	(1,545,927)	6,741,290
Change in net unrealized appreciation (depreciation)	34,214,559	60,888,587
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(339,852)	(576,203)
Increase in Net Assets From Operations	49,400,681	103,041,230

Distributions to Shareholders From (Note 1):
Net investment income	(16,618,796)	(33,087,041)
Decrease in Net Assets From Distributions to Shareholders	(16,618,796)	(33,087,041)

Fund Share Transactions:
Reinvestment of distributions (116,476 and 217,081 shares issued, respectively)	1,656,925	2,848,085
Increase in Net Assets From Fund Share Transactions	1,656,925	2,848,085
Increase in Net Assets	34,438,810	72,802,274

Net Assets:
Beginning of period	594,961,831	522,159,557
End of period*	$629,400,641	$594,961,831
* Includes undistributed net investment income of:	$17,399,483	$17,286,230

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2012 Semi-Annual Report	17

Financial highlights

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

	2012[1]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$13.98	$12.33	$12.84	$11.80	$12.07	$12.04

Income (loss) from operations:
Net investment income	0.39	0.84	0.87	0.88	0.83	0.78
Net realized and unrealized gain (loss)	0.78	1.60	(0.58)	0.91	(0.41)	0.01
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(0.01)	(0.01)	(0.02)	(0.03)	(0.13)	(0.22)
Total income from operations	1.16	2.43	0.27	1.76	0.29	0.57

Distributions paid to common stock shareholders from:
Net investment income	(0.39)	(0.78)	(0.78)	(0.72)	(0.56)	(0.54)
Net asset value, end of period	$14.75	$13.98	$12.33	$12.84	$11.80	$12.07
Market price, end of period	$15.46	$13.86	$12.26	$12.90	$11.10	$11.13
Total return, based on NAV[2,3]	8.45%	20.38%	2.47%	15.44%	3.19%	5.30%
Total return, based on Market Price[4]	14.64%	20.09%	1.42%	23.29%	5.27%	4.57%
Net assets, end of period (000s)	$629,401	$594,962	$522,160	$539,182	$494,582	$505,751

Ratios to average net assets[5]:
Gross expenses	0.88%[6]	0.90%	0.95%	0.97%	1.16%	1.09%
Net expenses[7]	0.88 [6]	0.90	0.95	0.97	1.16	1.09
Net investment income	5.63 [6]	6.45	7.09	7.06	7.59	6.47

Portfolio Turnover Rate	4%	12%	23%	28%	49%	40%

Auction Rate Cumulative Preferred Stock:
Total Amount Outstanding (000s)	$250,000	$250,000	$250,000	$250,000	$250,000	$250,000
Asset Coverage Per Share	87,940	84,496	77,216	78,918	74,458	75,575
Involuntary Liquidating Preference Per Share[8]	25,000	25,000	25,000	25,000	25,000	25,000

1         For the six months ended November 30, 2012 (unaudited).

2         Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

3         The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4         The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5         Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.

6         Annualized.

7         The impact of compensating balance arrangements, if any, was less than 0.01%.

8         Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

18	Western Asset Managed Municipals Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Managed Municipals Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income exempt from federal income tax as is consistent with preservation of principal.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the

Western Asset Managed Municipals Fund Inc. 2012 Semi-Annual Report	19

effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

20	Western Asset Managed Municipals Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$823,469,891	—	$823,469,891
Short-term investments†	—	54,765,000	—	54,765,000
Total investments	—	$878,234,891	—	$878,234,891

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$394,402	—	—	$394,402

†  See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income

Western Asset Managed Municipals Fund Inc. 2012 Semi-Annual Report	21

accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

In addition, the holders of the Auction Rate Cumulative Preferred Stock (“ARCPS”) shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of the funds legally available to shareholders.

(e) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(f) Net asset value. The net asset value (“NAV”) of the Fund’s common stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to common stock by the total number of shares of common stock outstanding. For the purpose of determining the NAV per share of the common stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the ARCPS.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

22	Western Asset Managed Municipals Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets plus the aggregate liquidation value of the Fund’s preferred stock.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended November 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$37,640,284
Sales	28,741,330

At November 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$124,716,108
Gross unrealized depreciation	(2,688,828)
Net unrealized appreciation	$122,027,280

Western Asset Managed Municipals Fund Inc. 2012 Semi-Annual Report	23

At November 30, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 30-Year Bonds	232	12/12	$34,759,902	$35,126,250	$(366,348)
U.S. Treasury Ultra Long-Term Bonds	36	12/12	5,996,321	6,024,375	(28,054)
Net unrealized loss on open futures contracts					$(394,402)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2012.

LIABILITY DERIVATIVES1

Interest Rate Risk
Futures contracts[2]	$394,402

1     Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2     Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

Interest Rate Risk
Futures contracts	$(2,235,825)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

Interest Rate Risk
Futures contracts	$2,164,679

24	Western Asset Managed Municipals Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

During the six months ended November 30, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$29,339,054

5. Auction rate cumulative preferred stock

As of November 30, 2012, the Fund had 2,000 outstanding shares of each ARCPS Series M, Series T, Series W, Series Th and Series F. The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically seven days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. Due to failed auctions experienced by the Fund’s ARCPS starting February 14, 2008, the Fund paid the applicable maximum rate, which was calculated as 110% of the prevailing 30-day “AA” Financial Composite Commercial Paper Rate. The Fund may pay higher maximum rates if the rating of the Fund’s ARCPS were to be lowered by the rating agencies.

The dividend rates ranged from 0.229% to 0.320% during the six months ended November 30, 2012. At November 30, 2012, the dividend rates in effect were as follows:

	Series M	Series T	Series W	Series Th	Series F
Dividend Rates	0.274%	0.274%	0.274%	0.274%	0.274%

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund’s ability to pay dividends to common stock shareholders.

Citigroup Global Markets Inc. (“CGM”) currently acts as the broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to the participating broker/dealer, from monies the Fund provides, a participation fee at an annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. However, effective August 3, 2009, CGM reduced its participation fee to an annual rate of 0.05% of the purchase price of the ARCPS, in the case of a failed auction. For the six months ended November 30, 2012, the Fund incurred auction participation fees of $62,743 for CGMI’s services as the participating broker/dealer.

Western Asset Managed Municipals Fund Inc. 2012 Semi-Annual Report	25

6. Distributions subsequent to November 30, 2012

On November 8, 2012, the Fund’s Board of Directors declared three distributions, each in the amount of $0.065 per share, payable on December 21, 2012, January 25, 2013 and February 22, 2013 to common stock shareholders of record on December 14, 2012, January 18, 2013 and February 15, 2013, respectively.

7. Capital loss carryforward

As of May 31, 2012, the Fund had the following net capital loss carryforwards remaining:

Date of Expiration	Amount
5/31/2013	$(21,182,117)
5/31/2018	(3,349,357)
5/31/2019	(4,384,830)
$(28,916,304)

These amounts will be available to offset any future taxable capital gains.

26	Western Asset Managed Municipals Fund Inc.

Commodity exchange act regulation exclusion (unaudited)

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Fund under the CEA. As a result, effective December 31, 2012, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) (collectively, “commodity interests”) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

Western Asset Managed Municipals Fund Inc.	27

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Managed Municipals Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, Western Asset Management Company (the “Sub-Adviser”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 7 and 8, 2012, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreement for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreement, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Adviser, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and the Sub-Adviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreement encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Adviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Adviser.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Adviser provides the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreement. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Adviser.

28	Western Asset Managed Municipals Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Board approval of management agreement and sub-advisory agreement

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and the Sub-Adviser at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager and the Sub-Adviser and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Adviser, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Adviser and others. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by the Sub-Adviser pursuant to the Sub-Advisory Agreement.

In reaching its determinations regarding continuation of the Management Agreement and Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and the Sub-Adviser, as well as the resources available to the Manager and the Sub-Adviser.

Western Asset Managed Municipals Fund Inc.	29

In evaluating the nature, extent and quality of the investment advisory and other services provided, and which are expected to be provided, to the Fund pursuant to the Management Agreement and the Sub-Advisory Agreement, the Board inquired as to any impact on the Fund’s operations of significant changes in the senior management of the Manager and Legg Mason and other personnel providing services to the Fund during the past two years to the date of the Contract Renewal Meeting, including the resignation of Legg Mason’s Chief Executive Officer (“CEO”). At the Contract Renewal Meeting, the interim CEO and other senior representatives of Legg Mason and the Manager discussed these changes with the Board and assured the Board that such changes have not resulted, and are not expected in the future to result, in any diminution in the nature, extent or quality of services provided to the Fund and that the Board of Directors of Legg Mason had undertaken a search for a permanent CEO. In addition, the Board inquired as to published reports speculating that control of Legg Mason, the Manager or certain affiliates of Legg Mason, including the Sub-Adviser, might change. The senior representatives of Legg Mason discussed these published reports with the Board, confirming Legg Mason’s continuing commitment to its current business model and its affiliations with the Manager and the Sub-Adviser.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged general and insured municipal debt closed-end funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and the Sub-Adviser information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2012 was ranked in the third quintile of the funds in the Performance Universe; that its performance for the 3-year period ended June 30, 2012 was ranked in the fourth quintile of its Performance Universe for that period; and that its performance for the 5- and 10-year periods ended June 30, 2012 was ranked in the first quintile

30	Western Asset Managed Municipals Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

of the funds in the Performance Universe for each such period. In these rankings, the first quintile represents funds with the best performance among the funds in the Performance Universe and the fifth quintile represents funds with poorest performance among funds in the Performance Universe. The Fund’s performance was better than the Performance Universe median for each of the 1-, 5- and 10-year periods. The Board considered the Manager’s explanation of the Fund’s underperformance relative to its Performance Universe for the 3-year period, which included the negative impacts of a lower portfolio allocation to lower-rated securities than other funds in the Performance Universe and no portfolio allocation to the tobacco-backed sector. An unsuccessful derivatives strategy detracted from Fund performance for the 3-year period as well. The Board also considered the Fund’s performance relative to its benchmarks and in absolute terms.

Based on its review of the Fund’s performance, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreement for an additional period not to exceed one year would be in the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fee (the “Sub-Advisory Fee”) payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Adviser. The Board noted that the Sub-Advisory Fee is paid by the Manager, not the Fund, and, accordingly, that the retention of the Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and nine other leveraged general and insured municipal debt closed-end funds, as classified by Lipper. The Expense Group funds had net common share assets ranging from $392.9 million to $793.2 million. Four of the other funds in the Expense Group were larger than the Fund and five were smaller.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Fund’s contractual Management Fee was ranked second lowest among the ten funds in the Expense Group. The Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented

Western Asset Managed Municipals Fund Inc.	31

by the Manager with respect to the Fund and by the managers of the other Expense Group funds) whether compared on the basis of common share assets only or on the basis of common and leveraged assets was ranked third lowest among the Expense Group funds. The Fund’s actual total expenses were ranked lowest among the Expense Group funds on both a common share assets only basis and on a common share and leveraged assets basis. Each of these Fund expense components was better than the Expense Group median for that expense component. The Board noted, however, that the small number of funds in the Expense Group made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2012 and March 31, 2011. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received

32	Western Asset Managed Municipals Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability to the Sub-Adviser was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had increased by 6% during the period covered by the analysis but remained at a level which the Board believed to be reasonable in light of the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-adviser

The Board considered other benefits received by the Manager, the Sub-Adviser and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreement, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement

Western Asset Managed Municipals Fund Inc.	33

and the Sub-Advisory Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

34	Western Asset Managed Municipals Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of the Fund was held on September 28, 2012, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Common Shares Voted for Election	Common Shares Withheld	Preferred Shares Voted for Election	Preferred Shares Withheld
Carol L. Colman	36,958,883	1,233,003	8,376	39
Paolo M. Cucchi	N/A	N/A	8,376	39
R. Jay Gerken	36,949,958	1,241,928	8,376	39

At November 30, 2012, in addition to Carol L. Colman, Paolo M. Cucchi and R. Jay Gerken the other Directors of the Fund were as follows:

Daniel P. Cronin

Leslie H. Gelb

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

Western Asset Managed Municipals Fund Inc.	35

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds 98% of the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the common stock.

If the market price of the common stock is less than 98% of the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), AST will buy common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when

36	Western Asset Managed Municipals Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-888-888-0151.

Western Asset

Managed Municipals Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken

Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

Officers

R. Jay Gerken

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Managed Municipals Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Auction agent

Deutsche Bank

60 Wall Street

New York, NY 10005

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

59 Maiden Lane

New York, NY 10038

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

MMU

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•        Personal information included on applications or other forms;

•        Account balances, transactions, and mutual fund holdings and positions;

•        Online account access user IDs, passwords, security challenge question responses; and

•        Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•        Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•        Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•        The Funds’ representatives such as legal counsel, accountants and auditors; and

•        Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Managed Municipals Fund Inc.

Western Asset Managed Municipals Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Managed Municipals Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASX010152 1/13 SR12-1833

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8(b)	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Effective September 1, 2012, Dennis J. McNamara became part of the portfolio management team of the Fund.

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

Dennis J. McNamara	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; portfolio manager at Western Asset since 2001.

Western Asset 385 East Colorado Blvd. Pasadena, CA 91101

The following tables set forth certain additional information with respect to the above named fund’s investment professional responsible for the day-to-day management with other members of the Fund’s portfolio management team for the fund. Unless noted otherwise, all information is provided as of November 30, 2012.

Other Accounts Managed by Investment Professional

The table below identifies the number of accounts (other than the fund) for which the below named fund’s investment professional has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Investment	Investment	Investment	Other
Professional(s)	Companies	Vehicles	Accounts

Dennis McNamara	33 registered investment companies with $142.1 billion in total assets under management	28 Other pooled investment vehicles with $10.6 billion in assets under management*	149 Other accounts with $50.2 on in total assets under management**

*         Includes 8 accounts managed, totaling $1.5 billion, for which advisory fee is performance based.

Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of November 30, 2012.

Investment Professional	Dollar Range of Portfolio Securities Beneficially Owned
Dennis McNamara	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting,

ITEM 12.	EXHIBITS.

(a) (1) Not applicable. Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Managed Municipals Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset Managed Municipals Fund Inc.

Date:	January 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset Managed Municipals Fund Inc.

Date:	January 25, 2013

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
Western Asset Managed Municipals Fund Inc.

Date:	January 25, 2013